-------------------------------------------------------------------------------
MORGAN STANLEY                                                    May 23, 2006
Securitized Products Group         [GRAPHIC OMITTED]
                                    Morgan Stanley

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                             Preliminary Termsheet

                   Morgan Stanley Mortgage Loan Trust 2006-7
                               (Issuing Entity)


               Mortgage Pass-Through Certificates, Series 2006-7
                             Group 5 Certificates


                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)


                         Morgan Stanley Capital I Inc.
                                  (Depositor)


                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES


The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/762153/000091412106000636/0000914121-06-
000636.txt

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS


Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this materialis attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.


MSM 2006-7                                                       MORGAN STANLEY
                                                                      6 records
OC Group; Original Loan Balance 800K                          Balance:6,877,503
===============================================================================


-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Product Type                                   Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Fixed 30                                           3   3,347,503.40        48.67        7.590       663     68.81
Fixed 30 - IO 10 Yrs                               3   3,530,000.00        51.33        6.899       698     60.80
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
Current Mortgage Loan                       Mortgage             of      Current      Average   Average   Subject
Principal Balance ($)                          Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                            1     849,029.93        12.35        8.000       726     80.00
900,000.01 - 1,000,000.00                          2   1,998,473.47        29.06        7.312       646     64.59
1,000,000.01 - 1,500,000.00                        3   4,030,000.00        58.60        7.036       689     61.53
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 849,029.93
Maximum: 1,500,000.00
Average: 1,146,250.57
Total: 6,877,503.40
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
Remaining Term                              Mortgage             of      Current      Average   Average   Subject
to Stated Maturity                             Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
241 - 360                                          6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 359
Weighted Average:  358
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Seasoning                                      Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
1 - 3                                              5   5,879,029.93        85.48        7.212       690     65.07
4 - 6                                              1     998,473.47        14.52        7.375       631     62.50
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 4
Weighted Average: 2.
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material
--------------------------------------------------------------------------------
May 23, 2006 11:33                                                  Page 1 of 5


MSM 2006-7                                                       MORGAN STANLEY
                                                                      6 records
OC Group; Original Loan Balance 800K                          Balance:6,877,503
===============================================================================

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Original Term to Maturity                      Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
241 - 360                                          6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Mortgage Rates(%)                              Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                      1   1,100,000.00        15.99        6.125       800     50.00
7.001 - 7.500                                      4   4,928,473.47        71.66        7.351       647     65.34
7.501 - 8.000                                      1     849,029.93        12.35        8.000       726     80.00
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 6.125%
Maximum: 8.000%
Weighted Average: 7.235%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
Original                                    Mortgage             of      Current      Average   Average   Subject
Loan-to-Value Ratio (%)                        Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                      1   1,100,000.00        15.99        6.125       800     50.00
60.01 - 65.00                                      2   2,428,473.47        35.31        7.301       640     63.97
65.01 - 70.00                                      2   2,500,000.00        36.35        7.400       653     66.67
75.01 - 80.00                                      1     849,029.93        12.35        8.000       726     80.00
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 80.00%
Weighted Average by Current Balance:  64.70%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Loans with PMI over 80 LTV
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material
--------------------------------------------------------------------------------
May 23, 2006 11:33                                                  Page 2 of 5


MSM 2006-7                                                       MORGAN STANLEY
                                                                      6 records
OC Group; Original Loan Balance 800K                          Balance:6,877,503
===============================================================================

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
FICO                                        Mortgage             of      Current      Average   Average   Subject
Score                                          Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
626 - 650                                          3   3,928,473.47        57.12        7.377       643     65.00
651 - 675                                          1   1,000,000.00        14.54        7.250       660     66.67
726 - 750                                          1     849,029.93        12.35        8.000       726     80.00
776 - 800                                          1   1,100,000.00        15.99        6.125       800     50.00
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 631
Maximum: 800
Non-Zero Weighted Average:     681
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
Geographic                                        of        Balance        Total     Weighted  Weighted  Original
Distribution                                Mortgage             of      Current      Average   Average   Subject
by State                                       Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
New York                                           2   1,849,029.93        26.89        7.594       690     72.79
Texas                                              1   1,500,000.00        21.81        7.500       648     66.67
Florida                                            1   1,430,000.00        20.79        7.250       647     65.00
California                                         1   1,100,000.00        15.99        6.125       800     50.00
Michigan                                           1     998,473.47        14.52        7.375       631     62.50
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Number of States                 5
Represented:
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Occupancy                                      Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Primary                                            6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Documentation Level                            Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Limited                                            4   4,447,503.40        64.67        7.227       697     64.16
Stated Documentation                               2   2,430,000.00        35.33        7.250       652     65.69
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material
--------------------------------------------------------------------------------
May 23, 2006 11:33                                                  Page 3 of 5



MSM 2006-7                                                       MORGAN STANLEY
                                                                      6 records
OC Group; Original Loan Balance 800K                          Balance:6,877,503
===============================================================================

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Purpose                                        Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Purchase                                           4   4,379,029.93        63.67        7.113       704     64.52
Refinance - Cashout                                2   2,498,473.47        36.33        7.450       641     65.00
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Property Type                                  Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Single Family Residence                            6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Prepayment Penalty Term                        Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
0                                                  6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
Conforming                                     Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
Back                                        Mortgage             of      Current      Average   Average   Subject
Ratio                                          Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                      1  1,100,000.00         15.99        6.125       800     50.00
35.01 - 40.00                                      3  3,928,473.47         57.12        7.377       643     65.00
40.01 - 45.00                                      2  1,849,029.93         26.89        7.594       690     72.79
-----------------------------------------------------------------------------------------------------------------
Total:                                             6  6,877,503.40        100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------
Minimum: 19.10
Maximum: 44.80
Weighted Average: 35.71
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material
--------------------------------------------------------------------------------
May 23, 2006 11:33                                                  Page 4 of 5



MSM 2006-7                                                       MORGAN STANLEY
                                                                      6 records
OC Group; Original Loan Balance 800K                          Balance:6,877,503
===============================================================================

-----------------------------------------------------------------------------------------------------------------
                                                             Total                                      Weighted
                                              Number        Current         % of                          Average
                                                  of        Balance        Total     Weighted  Weighted  Original
                                            Mortgage             of      Current      Average   Average   Subject
MSA Distribution                               Loans Collateral ($)  Balance (%)   Coupon (%)      FICO   LTV (%)
-----------------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX CMSA                         1   1,500,000.00        21.81        7.500       648     66.67
Detroit-Ann Arbor-Flint, MI CMSA                   1     998,473.47        14.52        7.375       631     62.50
Los Angeles-Riverside-Orange County, CA            1   1,100,000.00        15.99        6.125       800     50.00
Naples, FL MSA                                     1   1,430,000.00        20.79        7.250       647     65.00
New York-Northern New Jersey-Long Island           2   1,849,029.93        26.89        7.594       690     72.79
-----------------------------------------------------------------------------------------------------------------
Total:                                             6   6,877,503.40       100.00        7.235       681     64.70
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material
--------------------------------------------------------------------------------
May 23, 2006 11:33                                                  Page 5 of 5



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MORGAN STANLEY                                                    May 23, 2006
Securitized Products Group         [GRAPHIC OMITTED]
                                    Morgan Stanley

-------------------------------------------------------------------------------


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                                    Page 6